Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Trade and other receivables	17 Trade and other receivables

	2025 £m	2024 £m
Trade receivables	3,082	2,855
Loans and other receivables	639	689
Prepayments and accrued income	369	342
	4,090	3,886
Current	3,802	3,604
Non-current	288	282
	4,090	3,886
Trade receivables
The majority of receivables are held in order to collect contractual cash flows, in accordance with the Group’s business model for managing financial assets, and hence are measured at amortised cost. In certain countries, however, the Group has entered into factoring arrangements and periodically sells certain trade receivables to banks and other financial institutions, without recourse, for cash. These trade receivables have been derecognised from the balance sheet to reflect the transfer by the Group of substantially all of the risks and rewards of the receivables, including credit risk. Consequently, the cash inflows have been recognised within operating cash flows. Typically in these arrangements, the Group also acts as a collection agent for the bank. At 31 December 2025, the value of trade receivables derecognised through the factoring arrangements where the Group acts as a collection agent was £629 million
(2024: £535 million) and where the Group does not act as a collection agent was £14 million (2024: £7 million). Included in trade receivables above is
£76 million (2024: £213 million) of trade debtor balances which were available for factoring under these arrangements. In addition, the Group participates in certain supply chain finance programmes utilised by its customers allowing the Group to receive payment for invoices earlier than the agreed due date at a discounted value. At 31 December 2025, the value of trade receivables derecognised through these arrangements was £226 million (2024: £172 million).
A number of Group companies have entered into arrangements with certain customers. Under these agreements the Group enters into an agreement with a financial institution and/or a customer. The agreement allows the customer to obtain finance from the financial institution in order to pay invoices due to the
Group. The customer repays the financial institution based on an agreed maturity date independently agreed between the customer and financial institution.
Under these agreements there is normally no recourse to the Group in the event of credit default by customers. However, the Group is subject to various performance obligations under the arrangement including notifying the financial institution of credit default or of changes to, or termination of, the customer supply agreement. The amount derecognised from trade receivables at 31 December 2025 in relation to these arrangements is £10 million (2024: £20 million).
The cash flows have been recognised within operating cash flows.
The Group also participates in agreements with customers where the Group can request early payment of invoices at a discount. The discount is recognised as a deduction against revenue. At 31 December, £13 million was received in advance of the invoice due date (2024: £82 million).
Loans and other receivables
Included in loans and other receivables are £135 million of litigation related deposits (2024: £113 million). Management has determined that these payments represent a resource controlled by the entity, as a result of past events and from which future economic benefits are expected to flow to the entity either by being recoverable on conclusion of ongoing appeal processes or by reducing amounts potentially payable should the appeal process fail. These deposits are held at the fair value of consideration transferred and are offset against provisions, if applicable, only once funds have transferred out from the deposit account.
The effect of discounting would be immaterial.
Loans and other receivables include £52 million (2024: £57 million) as a current receivable in relation to outstanding proceeds from the sale of the Group’s
Iranian subsidiary in 2021. Given the ongoing political situation, heightened sanctions and other uncertainties coupled with the passage of time the receivable has been outstanding, during 2023, the Group recognised an expected credit loss of £28 million.
Also included in loans and other receivables are deposits that do not meet the definition of cash and cash equivalents as well as loans provided to farmers.
The cash flows arising from these transactions are included in investing activities and have been reconciled, in note 18, to the cash flow statement.
Prepayments and accrued income
Prepayments and accrued income include £29 million (2024: £16 million) of accrued income primarily in relation to rebates and royalties.
Other disclosures
Amounts receivable from related parties including associated undertakings are shown in note 30.
Trade and other receivables have been reported in the balance sheet net of allowances as follows:

	2025 £m	2024 £m
Trade receivables – gross	3,128	2,900
Trade receivables – allowance	(46)	(45)
Loans and other receivables – gross	667	717
Loans and other receivables – allowance	(28)	(28)
Prepayments and accrued income	369	342
Net trade and other receivables per balance sheet	4,090	3,886
The movements in the allowance account are as follows:

			2025			2024
	Trade receivables £m	Loans and other receivables £m	Total £m	Trade receivables £m	Loans and other receivables £m	Total £m
1 January	45	28	73	70	28	98
Differences on exchange	—	—	—	(3)	—	(3)
Provided in the year*	13	—	13	8	—	8
Utilised	(12)	—	(12)	(30)	—	(30)
31 December	46	28	74	45	28	73
Note: * Amounts provided above are shown net of reversals of unused allowances, which include reversals of £6 million (2024: £18 million).
As permitted by IFRS 9, the loss allowance on trade receivables arising from the recognition of revenue under IFRS 15 is initially measured at an amount equal to lifetime expected losses. Allowances in respect of loans and other receivables are initially recognised at an amount equal to 12-month expected credit losses. Allowances are measured at an amount equal to the lifetime expected credit losses where the credit risk on the receivables increases significantly after initial recognition.
The Group holds bank guarantees, other guarantees and credit insurance in respect of some of the past due debtor balances.
Trade and other receivables are predominantly denominated in the functional currencies of subsidiary undertakings apart from the following: US dollar: 2.6%
(2024: 3.3%), Euro: 4.3% (2024: 5.5%) and other currencies: 1.0% (2024: 1.8%).
There is no material difference between the above amounts for trade and other receivables and their fair value due to the short-term duration of the majority of trade and other receivables as determined using discounted cash flow analysis. There is no concentration of credit risk with respect to trade receivables as the Group has a large number of internationally dispersed customers.